                                                                                EXECUTION COPY

                              ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT   AND   ASSUMPTION   AGREEMENT,   dated  January  30,  2007,   between
Residential   Funding  Company,   LLC,  a  Delaware  limited  liability  company  ("RFC"),   and
Residential Accredit Loans, Inc., a Delaware corporation (the "Company").

                                            Recitals

               A.  RFC  has  entered   into   contracts   ("Seller   Contracts")   with  various
seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B.  The  Company  wishes  to  purchase  from  RFC  certain   Mortgage  Loans  (as
hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C. The  Company,  RFC,  as master  servicer,  and  Deutsche  Bank  Trust  Company
Americas,  as trustee  (the  "Trustee"),  are  entering  into a Series  Supplement,  dated as of
January 1, 2007 (the  "Series  Supplement"),  and the  Standard  Terms of Pooling and  Servicing
Agreement,  dated as of December 1, 2006 (collectively,  the "Pooling and Servicing Agreement"),
pursuant  to  which  the  Company   proposes  to  issue   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series 2007-QO1 (the  "Certificates")  consisting of eighteen classes  designated as Class A-1,  Class A-2,  Class A-3,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
Class M-6,  Class M-7,  Class M-8 Class M-9,  Class B, Class SB,  Class R-I,  Class R-II,  Class
R-X,  and Class P  Certificates  representing  beneficial  ownership  interests  in a trust fund consisting  primarily  of a pool of  mortgage  loans  identified  in  Exhibit  One to the Series
Supplement (the "Mortgage Loans").
               D. In  connection  with the  purchase of the  Mortgage  Loans,  the Company  will assign to RFC a de minimis portion of the Class R-I Certificates and Class R-II Certificates.
               E. In  connection  with the  purchase of the  Mortgage  Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

               F. The Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1.     All  capitalized  terms  used  but  not  defined  herein  shall  have  the meanings assigned thereto in the Pooling and Servicing Agreement.

               2.     Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company  without  recourse  all of its right,  title and  interest in and to the Mortgage
Loans,  including all interest and principal  received on or with respect to the Mortgage  Loans after January 1, 2007 (other than  payments of principal and interest due on the Mortgage  Loans on or before January 31, 2007). In consideration  of such  assignment,  RFC or its designee will receive from the Company in immediately  available funds an amount equal to $660,114,862.59  and a de minimis portion of the Class R-I  Certificates and Class R-II  Certificates.  In connection with such  assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage  Note (other than any  Destroyed  Mortgage  Note) to the order of the Trustee and delivered an  assignment  of mortgage in  recordable  form to the Trustee or its agent.

        RFC and the  Company  agree that the sale of each  Pledged  Asset Loan  pursuant to this
Agreement will also constitute the assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without recourse (but subject to RFC's covenants,  representations  and warranties specifically  provided herein),  of all of RFC's  obligations and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired as owner of such Pledged
Asset Loan with  respect  to any and all money,  securities,  security  entitlements,  accounts,
general   intangibles,   payment   intangibles,   instruments,   documents,   deposit  accounts,
certificates  of  deposit,  commodities  contracts,  and  other  investment  property  and other property of  whatever  kind or  description  consisting  of,  arising  from or related,  (i) the
Credit Support Pledge  Agreement,  the Funding and Pledge Agreement among the Mortgagor or other
Person  pledging  the related  Pledged  Assets (the  "Customer"),  Combined  Collateral  LLC and
National Financial Services  Corporation,  and the Additional  Collateral Agreement between GMAC
Mortgage,  LLC and the Customer  (collectively,  the  "Assigned  Contracts"),  (ii) all  rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in  connection  with the
Assigned Contracts,  whether arising under the terms of such Assigned Contracts,  by statute, at law or in  equity,  or  otherwise  arising  out of any  default  by the  Mortgagor  under  or in connection  with the  Assigned  Contracts,  including  all rights to  exercise  any  election or option or to make any  decision or  determination  or to give or receive  any  notice,  consent, approval or waiver  thereunder,  (iii) the Pledged Amounts and all money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,
deposit  accounts,   certificates  of  deposit,  commodities  contracts,  and  other  investment property and other property of whatever kind or description  and all cash and non-cash  proceeds of the  sale,  exchange,  or  redemption  of,  and all  stock or  conversion  rights,  rights to
subscribe,   liquidation  dividends  or  preferences,   stock  dividends,  rights  to  interest,
dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that secures a Pledged  Asset Loan,  (iv) all  documents,  books and records  concerning the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and (v) all insurance proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities Investor Protection  Corporation or
any other insurance  company) of any of the foregoing or replacements  thereof or  substitutions therefor,  proceeds of proceeds and the conversion,  voluntary or  involuntary,  of any thereof.
The  foregoing  transfer,  sale,  assignment  and  conveyance  does  not  constitute  and is not intended to result in the creation,  or an assumption by the Company,  of any obligation of RFC, or any other Person in connection  with the Pledged  Assets or under any agreement or instrument relating  thereto,  including  any  obligation  to the  Mortgagor,  other  than as  owner of the
Pledged Asset Loan.

        The Company and RFC intend that the  conveyance  by RFC to the Company of all its right, title and  interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be construed  as,  a sale  of the  Mortgage  Loans  by RFC to  the  Company.  It is,  further,  not intended  that such  conveyance  be deemed  to be a pledge of the  Mortgage  Loans by RFC to the
Company  to  secure a debt or other  obligation  of RFC.  Nonetheless,  (a)  this  Agreement  is intended  to be and hereby is a security  agreement  within the  meaning of  Articles 8 and 9 of the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable jurisdiction;  (b) the  conveyance  provided  for in this  Section  shall be deemed  to be,  and hereby is, a grant by RFC to the  Company of a security  interest in all of RFC's  right,  title and  interest,  whether  now  owned  or  hereafter  acquired,  in  and to any  and  all  general intangibles,  payment  intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit  accounts,  certificates  of deposit,  goods,  letters of credit,  advices of credit and investment  property  consisting of,  arising from or relating to any of the following:  (A) the
Mortgage  Loans,  including  (i) with  respect to each  Cooperative  Loan, the related  Mortgage
Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,
Cooperative  Lease, any insurance  policies and all other documents in the related Mortgage File and  (ii) with  respect to each  Mortgage  Loan  other  than a  Cooperative  Loan,  the  related
Mortgage  Note,  the  Mortgage,  any insurance  policies and all other  documents in the related
Mortgage  File,  (B) all  monies  due or to  become  due  pursuant  to  the  Mortgage  Loans  in accordance  with the  terms  thereof  and  (C) all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the  Custodial  Account,  whether  in the  form of  cash,  instruments,  securities  or other property;  (c) the  possession  by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit,  advices of credit,  investment  property or chattel paper shall be deemed to be  "possession by the secured party,"  or  possession  by a  purchaser  or a person  designated  by such  secured  party,  for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and (d) notifications to persons holding such  property,  and  acknowledgments,  receipts or  confirmations  from  persons  holding  such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts  or  confirmations from, securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable)
the Trustee for the purpose of  perfecting  such security  interest  under  applicable  law. RFC shall,  to the extent  consistent with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be determined to be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the  Company  shall file,  or shall cause to be filed,  at the expense of
RFC, all filings  necessary  to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the  Company's
security   interest  in  or  lien  on  the  Mortgage   Loans,   including   without   limitation
(x) continuation  statements,  and (y) such  other  statements  as may be  occasioned by (1) any change of name of RFC or the  Company,  (2) any  change of location  of the state of  formation, place of business or the chief executive  office of RFC, or (3) any  transfer of any interest of
RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,   (i)  the  Master  Servicer  shall  retain  all
servicing  rights  (including,  without  limitation,  primary  servicing  and master  servicing)
relating to or arising out of the  Mortgage  Loans,  and all rights to receive  servicing  fees, servicing  income and other  payments  made as  compensation  for such  servicing  granted to it under the  Pooling  and  Servicing  Agreement  pursuant  to the terms and  conditions  set forth therein  (collectively,  the "Servicing  Rights") and (ii) the Servicing Rights are not included in the  collateral  in  which  RFC  grants  a  security  interest  pursuant  to the  immediately preceding paragraph.

               3.     Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC  without  recourse  all of its right,  title and  interest in and to a de minimis portion of the Class R-I Certificates and Class R-II  Certificates as part of the  consideration payable to RFC by the Company pursuant to this Agreement.

               4.     RFC  represents  and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

               (a)    The  information  set forth in Exhibit One to the Series  Supplement  with respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects, at the date or dates respecting which such information is furnished;

               (b)    Each Mortgage Loan with a  Loan-to-Value  Ratio at  origination  in excess of 80% will be insured by a Primary  Insurance  Policy  covering  at least 35% of the  principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and
95.01%,  at least 30% of the  principal  balance  of the  Mortgage  Loan at  origination  if the
Loan-to-Value  Ratio  is  between  95.00%  and  90.01%,  at  least  25%  of the  balance  if the
Loan-to-Value  Ratio is  between  90.00%  and  85.01%  and at least  12% of the  balance  if the
Loan-to-Value  Ratio is  between  85.00% and  80.01%.  To the best of the  Company's  knowledge, each such  Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (c)    Each  Primary   Insurance   Policy  insures  the  named  insured  and  its
successors and assigns,  and the issuer of the Primary  Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

               (d)    Immediately  prior  to  the  assignment  of  the  Mortgage  Loans  to  the
Company,  RFC had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to  servicing  and related  compensation  and, with respect to certain  Mortgage Loans,  the monthly payment due on the first Due Date  following  the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

               (e)    No Mortgage  Loan was 30 or more days  delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so  delinquent  more than once in the 12-month period prior to the Cut-off Date;

               (f)    Subject  to  clause  (e)  above  as  respects  delinquencies,  there is no default,  breach,  violation  or event of  acceleration  existing  under  any  Mortgage  Note or
Mortgage  and no event which,  with notice and  expiration  of any grace or cure  period,  would constitute a default, breach,  violation or event of acceleration,  and no such default, breach, violation  or event of  acceleration  has been  waived  by the  Seller  or by any  other  entity involved in originating or servicing a Mortgage Loan;

               (g)    There is no  delinquent  tax or  assessment  lien  against  any  Mortgaged
Property;

               (h)    No Mortgagor has any right of offset,  defense or  counterclaim  as to the related  Mortgage  Note or Mortgage  except as may be provided  under the  Servicemembers  Civil
Relief Act,  formerly  known as the Soldiers' and Sailors'  Civil Relief Act of 1940 as amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i)    There are no  mechanics'  liens or  claims  for  work,  labor or  material affecting any Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy described under clause (aa) below;

               (j)    Each  Mortgaged  Property  is free of  damage  and in good  repair  and no notice of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any Mortgaged  Property that could  reasonably  be expected to materially  adversely  affect the value or marketability of any Mortgaged Property;

               (k)    Each  Mortgage  Loan at the  time it was  made  complied  in all  material respects with applicable  local,  state,  and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws;

               (l)    Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the benefits of the security  against the Mortgaged  Property,  including  (i) in the case of a Mortgage  that is a deed of trust,  by trustee's  sale,  (ii) by summary  foreclosure,  if available  under  applicable  law, and (iii)
otherwise  by  foreclosure,  and  there is no  homestead  or other  exemption  available  to the
Mortgagor  that  would  interfere  with  such  right  to sell at a  trustee's  sale or  right to foreclosure,  subject in each case to applicable federal and state laws and judicial  precedents with respect to bankruptcy and right of redemption;

               (m)    With  respect to each  Mortgage  that is a deed of trust,  a trustee  duly qualified under applicable law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (n)    The  Mortgage  Loans  are  payment-option,   adjustable-rate   first  lien
mortgage loans, with a negative  amortization  feature having terms to maturity of not more than
40 years from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

               (o)    If any of the  Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold interest:  the use of leasehold estates for residential  properties is an accepted  practice in the area where the related Mortgaged  Property is located;  residential property  in such area  consisting  of  leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;  the leasehold is in full  force and  effect and is not  subject  to any prior  lien or  encumbrance  by which the leasehold  could be  terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (p)    Each  Assigned  Contract  relating to each Pledged  Asset Loan is a valid, binding and legally  enforceable  obligation of the parties  thereto,  enforceable in accordance with their terms,  except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

               (q)    The  Assignor  is the holder of all of the right,  title and  interest  as owner of each Pledged  Asset Loan in and to each of the Assigned  Contracts  delivered  and sold to the Company  hereunder,  and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge,  lien,  or security  interest or other encumbrance of any Person;

               (r)    The full amount of the Pledged  Amount with respect to such Pledged  Asset
Loan has been deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (s)    RFC is a member of MERS, in good  standing,  and current in payment of all fees and  assessments  imposed by MERS,  and has complied with all rules and  procedures of MERS in  connection  with its  assignment to the Trustee as assignee of the Depositor of the Mortgage relating to each  Mortgage  Loan that is registered  with MERS,  including,  among other things, that RFC shall have  confirmed  the transfer to the Trustee,  as assignee of the  Depositor,  of the Mortgage on the MERS(R)System;

               (t)    No instrument  of release or waiver has been  executed in connection  with the  Mortgage  Loans,  and no  Mortgagor  has  been  released,  in  whole  or in part  from  its obligations in connection with a Mortgage Loan;

               (u)    With  respect  to each  Mortgage  Loan,  either (i) the  Mortgage  Loan is assumable  pursuant to the terms of the  Mortgage  Note,  or (ii) the Mortgage  Loan  contains a customary  provision for the acceleration of the payment of the unpaid principal  balance of the
Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

               (v)    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement  for future  advances  thereunder and any and all  requirements  as to completion of any  on-site or off-site  improvements  and as to  disbursements  of any escrow  funds  therefor
(including  any  escrow  funds  held  to  make  Monthly  Payments  pending  completion  of  such improvements)  have been  complied  with.  All  costs,  fees and  expenses  incurred  in making, closing or recording the Mortgage Loans were paid;

               (w)    The   appraisal   was  made  by  an   appraiser   who  meets  the  minimum
qualifications for appraisers as specified in the Program Guide;

               (x)    To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage  Loan are in compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (y)    Each Mortgage Loan was originated  (1) by a savings and loan  association, savings bank,  commercial bank, credit union,  insurance company or similar  institution that is supervised  and  examined by a federal or state  authority,  (2) by a mortgagee  approved by the
Secretary of HUD pursuant to Sections  203 and 211 of the National  Housing Act, as amended,  or
(3) by a mortgage broker or correspondent  lender in a manner such that the  Certificates  would qualify as  "mortgage  related  securities"  within  the  meaning  of  Section  3(a)(41)  of the
Securities Exchange Act of 1934, as amended;

               (z)    All  improvements  which were  considered  in  determining  the  Appraised
Value  of  the  Mortgaged   Properties  lie  wholly  within  the  boundaries  and  the  building restriction lines of the Mortgaged  Properties,  or the policy of title insurance  affirmatively insures  against loss or damage by reason of any violation,  variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

               (aa)   Each  Mortgage Note and Mortgage  constitutes  a legal,  valid and binding obligation  of the  Borrower  enforceable  in  accordance  with its terms  except as  limited by bankruptcy,  insolvency or other similar laws affecting  generally the enforcement of creditor's rights;

               (bb)   None of the  Mortgage  Loans is subject to the Home  Ownership  and Equity
Protection Act of 1994;

               (cc)   None of the  Mortgage  Loans is a loan  that,  under  applicable  state or local law in effect at the time of  origination  of such  loan,  is  referred  to as a (1) "high cost"  or  "covered"  loan or (2) any  other  similar  designation  if the law  imposes  greater restrictions or additional  legal  liability for  residential  mortgage loans with high interest rates, points and/or fees;

               (dd)   None of the Mortgage  Loans secured by a property  located in the State of
Georgia was originated on or after October 1, 2002 and before March 7, 2003;

               (ee) No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now
Version  5.7  Revised,  Appendix E  (attached  hereto as Exhibit  A))  [proviso  relating to the
States of West Virginia and Kansas intentionally omitted]; and

               (ff)   The  information  set forth in the  prepayment  charge  schedule  attached hereto as Exhibit B  (the  "Prepayment  Charge  Schedule") is complete,  true and correct in all material  respects  as of the  Cut off  Date,  and  each  prepayment  charge  set  forth  on the
Prepayment  Charge  Schedule   ("Prepayment  Charge")  is  enforceable  and  was  originated  in compliance with all applicable federal, state and local laws.

               RFC  shall  provide  written  notice  to GMAC  Mortgage,  LLC of the sale of each
Pledged  Asset  Loan to the  Company  hereunder  and by the  Company  to the  Trustee  under the
Pooling and Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner Mortgage
Loans  (as  defined  in the  Credit  Support  Pledge  Agreement),  showing  the  Trustee  as the
Additional  Owner of each such Pledged  Asset Loan,  all in  accordance  with Section 7.1 of the
Credit Support Pledge Agreement.

        Upon  discovery  by RFC or upon  notice  from the  Company or the Trustee of a breach of the foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and  adversely  affects the  interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by RFC, if it discovers  the same,
RFC shall,  within 90 days  after the  earlier of its  discovery  or receipt of notice  thereof, either cure such breach or  Repurchase  Event in all material  respects or,  either (i) purchase such  Mortgage  Loan from the  Trustee or the  Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage
Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations  set forth in
Section  2.04 of the  Pooling  and  Servicing  Agreement.  If the breach of  representation  and warranty  that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this  Section 4 was the  representation  and warranty set forth in clause (k) of this Section
4, then RFC shall pay to the Trust  Fund,  concurrently  with and in  addition  to the  remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was  actually  incurred  and paid out of or on  behalf  of the  Trust  Fund,  and that  directly resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.

               5.     With  respect  to each  Mortgage  Loan,  a  first  lien  repurchase  event
("Repurchase  Event") shall have occurred if it is discovered that, as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to
(i) the lien of real property  taxes and  assessments  not yet due and payable,  (ii) covenants, conditions,  and  restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such Mortgage and such  permissible  title  exceptions as are listed in the Program  Guide and (iii) other  matters to which like  properties  are  commonly  subject which do not materially  adversely  affect the value,  use,  enjoyment or  marketability  of the
Mortgaged  Property.  In addition,  with  respect to any  Mortgage  Loan as to which the Company delivers to the Trustee or the  Custodian an  affidavit  certifying  that the original  Mortgage
Note has been lost or  destroyed,  if such  Mortgage  Loan  subsequently  is in default  and the enforcement  thereof or of the related Mortgage is materially  adversely affected by the absence of the  original  Mortgage  Note, a  Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to  repurchase  or  substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

               6.     This  Agreement  shall  inure to the  benefit of and be  binding  upon the parties hereto and their respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and
Assumption Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By:        /s/ Heather Anderson
                                                   Name:  Heather Anderson
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:        /s/ Tim Jacobson
                                                   Name: Tim Jacobson
                                                   Title:    Vice President

                                           EXHIBIT A

                       APPENDIX E OF THE STANDARD AND POOR'S GLOSSARY FOR
                          FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                 REVISED October 20, 2006
APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard  &  Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed  below into three  categories  based upon a  combination  of factors  that include (a) the risk  exposure  associated  with the  assignee  liability  and (b) the tests and thresholds set forth in those laws. Note that certain loans  classified by the relevant  statute as Covered  are  included in Standard & Poor's High Cost Loan  Category  because  they  included thresholds  and  tests  that  are  typical  of what is  generally  considered  High  Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                             Indiana Home Loan Practices Act, Ind.
Indiana                      Code Ann.ss.ss.24-9-1-1 et seq.            High Cost Home Loans

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------

                                           EXHIBIT B

                                  (PREPAYMENT CHARGE SCHEDULE)